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                                                                   EXHIBIT 10.17

                               PHON-NET.COM, INC.
                          600 - 750 WEST PENDER STREET
                          VANCOUVER, BC, CANADA V6C 2T7

June 2, 2000

Volt Information Sciences, Inc.
ATTN: Gerard L. DiPippo and Albert G. Franco
1221 Avenue of the Americas
New York, NY 10020
P: (212) 704-2402
F: (212) 944-1639

The contract between Phon-Net.com, Inc. (Licensor) and Volt Information Sciences, Inc. (Licensee) dated 2nd day of December 1999 is hereby mutually terminated without liability to either party, and all confidential, patent, property, and trademark rights, discussed in the contract will remain protected after termination of this agreement.

Please complete the signature portion and return two copies for signature by PHON-NET.COM, Inc. via courier. We look forward to being of assistance in the future as Volt's web directories expand.

(Licensor)                                      PHON-NET.COM, INC.

                                                Per: /s/ BRIAN COLLINS
                                                     -------------------------
                                                     Name: Brian Collins
                                                     Title: President and CEO

(Licensee)                                      VOLT INFORMATION SCIENCES, INC.

                                                Per: /s/ GERARD DIPIPPO
                                                     -------------------------
                                                     Name: Gerard DiPippo
                                                     Title: Vice President

Brian Collins - President
PHON-NET.COM, Inc.
P: (250) 658-0627
F: (250) 658-6072